UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  August 7, 2008

(Date of earliest event reported)

SALLY HOLDINGS LLC (Exact name of registrant as specified in its charter)	SALLY CAPITAL INC. (Exact name of registrant as specified in its charter)
Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)
36-4472381	56-2620323
(I.R.S. Employer Identification Number)	(I.R.S. Employer Identification Number)
333-144427	333-144427-10
(Commission file number)	(Commission file number)

3001 Colorado Boulevard
Denton, Texas 76210

(Address of principal executive offices)

(940) 898-7500

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 7, 2008, Sally Beauty Holdings, Inc. (the “Company”), the indirect parent company of Sally Holdings LLC and Sally Capital Inc., released its financial results for the quarter ended June 30, 2008 by issuing a press release (the “Press Release”). The Company furnished the Press Release as Exhibit 99.1 of a Form 8-K filed by the Company with the Securities and Exchange Commission on August 7, 2008, and held its earnings conference call later that morning beginning at approximately 10:00 a.m. Central time. The earnings call was available via teleconference and also via live webcast to anyone choosing to participate.

An audio replay of the earnings call became available at approximately 12:00 p.m. Central time on August 7, 2008, and is available through September 8, 2008, by dialing 1-800-642-1687 (for international callers please dial 1-706-645-9291) and reference the conference ID number 27507341.  In addition, a webcast replay is available on www.sallybeautyholdings.com.

The Company is furnishing the full transcript of the earnings call as Exhibit 99.1 to this Form 8-K to ensure that all investors have access to the information disclosed on the earnings call.

ITEM 7.01.  REGULATION FD DISCLOSURE

The information set forth under Item 2.02 of this report is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)           See exhibit index.

All of the information furnished in Items 2.02, 7.01 and 9.01 of this report and the accompanying appendix and exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless expressly incorporated by reference therein.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 8, 2008

SALLY HOLDINGS LLC

	By:	/s/ Raal H. Roos
	Name:	Raal H. Roos
	Title:	Senior Vice President, Secretary and General Counsel

Date: August 8, 2008

SALLY CAPITAL INC.

	By:	/s/ Raal H. Roos
	Name:	Raal H. Roos
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Transcript of the earnings call reporting financial results for the quarter ended June 30, 2008, issued by Sally Beauty Holdings, Inc. on August 7, 2008.